Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                            18 U. S. C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Easy Gardener Products, Ltd., (the "Company") on Form 10-Q for the quarter ended March 31, 2004 (the "Report"), I, Richard M. Grandy, as Manager and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                /s/ Richard M. Grandy
                                                -----------------------------
                                                Richard M. Grandy
                                                Manager / CEO

Dated: May 14, 2004